EXHIBIT 99

                       PRESS RELEASE DATED AUGUST 29, 2006

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EXHIBIT 99

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
Continental Minerals Corporation                                               Great China Mining Inc.
1020 - 800 West Pender Street                                                  (formerly China NetTV Holdings Inc.)
Vancouver, BC                                                                  World Trade Centre
Canada V6C 2V6                                                                 Suite 536-999 Canada Place
Tel   604 684 6365                                                             Vancouver, BC V6C 3E2
Fax  604 684 8092                                                              Tel   604 641 1366
Toll Free 1 800 667 2114                                                       Fax  604 641 1377
www.continentalminerals.com                                                    www.greatchinamining.com
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                            XIETONGMEN PROJECT UPDATE
          Metallurgical lock cycle testing gives +90% copper recovery, excellent gold and silver credits with conventional flotation

August 29, 2006, Vancouver, BC - Gerald S. Panneton, President and CEO of Continental Minerals Corporation (TSX Venture: KMK; OTCBB: KMKCF) and Anthony Garson, President and CEO of Great China Mining Inc. (OTCBB-GCHA), announce an update on metallurgical studies for the Xietongmen Copper-Gold Project. The Xietongmen property is located 240 kilometres from the city of Lhasa in Tibet, People's Republic of China.

Continental is the operator of the project, and owns 60% of the parent company that holds 100% of the Xietongmen property. The companies are also progressing through the necessary requirements to merge, and unify 100% ownership of Xietongmen and surrounding exploration properties under Continental.

Drilling in 2005 has outlined a porphyry copper-gold deposit with significant mineral resources at Xietongmen. The deposit is characterized by continuous mineralization hosted, largely, by volcanic rocks adjacent to a quartz diorite intrusion. The mineralization demonstrates an overall vertical zonation that is common for deposit of this type. Three main zones are recognized: supergene or enriched (secondary) copper zone, transition or mixed zone, and hypogene or primary copper zone, with three sub-zones - upper, middle, and lower - within the primary copper zone, for a total of five mineralized zones.

The sampling program carried out in 2006 comprises the preparation of five overall composites representing the five mineralized zones and fifty-four variability composites to verify geological continuity and grade variability through out the deposit. Metallurgical testwork is being carried out at SGS Lakefield Research Limited's laboratory located in Lakefield, Ontario, under the supervision of independent consultants from Melis Engineering Ltd., and Aker Kvaerner E&C. Graham Holmes, P.Eng., of Aker Kvaerner is the independent qualified person for the program.

In the 2006 program, batch flotation tests are being carried out on all composite samples to determine the optimum flotation conditions and establish the mill flowsheet. This includes testing for the best grind size and reagents (including reagents readily available in China) to achieve the highest metal recoveries. Lock cycle tests using optimum flotation conditions have been
completed   on  the   overall   composites   representing   the  five  zones  of
mineralization.

Excellent copper, gold and silver recoveries have been achieved on all the different mineralization types as summarized in the table below, with the slightly lower copper recovery on the supergene (less than 10% of the deposit) reflecting the presence of secondary copper minerals.

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                                                     XIETONGMEN PROJECT
                                 LOCK CYCLE TESTS - PROJECTED RECOVERIES TO 25% CONCENTRATE
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
Mineralization             Calculated Head Grade*              Concentrate Grade                     Recovery in %
----------------------- ------------------------------ ----------------------------------- -----------------------------------
                          %Cu     Au g/t     Ag g/t        %Cu       Au g/t      Ag g/t        Cu          Au          Ag
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
Supergene                0.59      0.40       2.62        25.0        12.6        94.6        86.5        64.0        73.8
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
Transition               0.41      0.73       5.06        25.0        32.3        264         92.5        66.5        78.5
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
Upper Hypogene           0.59      0.90       5.62        25.0        27.9        210         93.5        68.0        82.0
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
Middle Hypogene          0.51      0.81       6.75        25.0        29.0        298         95.0        70.0        86.0
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
Lower Hypogene           0.44      0.69       4.98        25.0        29.9        257         92.8        70.5        84.0
----------------------- -------- ---------- ---------- ------------ ---------- ----------- ----------- ----------- -----------
*Calculated head grade represents the grade of the samples tested.
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Results show that the  Xietongmen  mineralization  can be treated using a simple flotation flowsheet  involving a 125 micron primary grind,  rougher flotation at
pH 10 using standard flotation reagents and a regrind of the rougher concentrate to 25 microns prior to cleaner  flotation,  without the need for sodium cyanide, to produce a 25% Cu concentrate containing, beside 25% Cu, 30 g Au/t (close to 1 oz/ton of gold) and 260 to 300 g Ag/t (approximately 8 to 10 oz/ton of silver).

President and CEO Gerald Panneton said:

     "Excellent progress is being made on the metallurgical studies for Xietongmen. Work so far has demonstrated that a simple flowsheet using a conventional flotation process provides excellent recoveries of copper, gold and silver from the Xietongmen deposit. Of particular note is the substantial gold and silver that will be recovered from the deposit and report to the concentrate for smelting and refining, providing additional value from metal sales. This valuable by-product is expected to offset a significant part of the cost of the treatment of the concentrate."

A comprehensive program is underway in 2006 that encompasses extensive drilling, engineering, environmental and socioeconomic studies, and community and stakeholder engagement activities are underway. The objective is to collect the data necessary for a feasibility study and environmental and social impact assessments. The studies are targeted for completion in 2007.

Gerald Panneton
President & CEO
Continental Minerals Corporation

For further information:
   Continental Minerals Corporation                   Great China Mining Inc.
   Tel   604 684 6365                                 Tel   604 641 1366
   Toll Free 1 800 667 2114                           www.greatchinamining.com
   www.continentalminerals.com

               No regulatory authority has approved or disapproved
                the information contained in this news release.

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This release  includes  certain  statements that may be deemed  "forward-looking statements". All statements in this release, other than statements of historical facts, that address the proposed merger, acquisition of additional property, exploration drilling, exploitation activities and events or developments that the companies expect are forward-looking statements. Although the companies believe the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include market prices, exploitation and exploration successes, and continued availability of capital and financing, and general economic, market or business conditions. Investors are cautioned that any such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements.

For more information on Continental Minerals Corporation, Investors should review the Company's annual Form 20-F filing with the United States Securities Commission at www.sec.gov and its home jurisdiction filings that are available at www.sedar.com.

For more information on Great China Mining Inc., Investors should review the Company's annual report on Form 10-KSB with the United States Securities Commission at www.sec.gov.